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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 14, 2005

                             NetScout Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0000-26251                               04-2837575
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         (Commission File Number)             (IRS Employer Identification No.)

310 Littleton Road, Westford, Massachusetts                 01886
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (978) 614-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

                         SECTION 2-FINANCIAL INFORMATION

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On April 14, 2005, NetScout Systems, Inc. (the "Company") completed the acquisition of substantially all of the assets of Quantiva, Inc. ("Quantiva") pursuant to an Asset Purchase Agreement dated as of February 12, 2005 between the Company and Quantiva (the "Agreement").

     Pursuant to the Agreement, the Company acquired the business and assets of Quantiva, including its patent-pending technology.

     Quantiva, based in Manalapan, New Jersey and a provider of automated analytics solutions for application performance management, has no material relationship, other than in respect of the transaction, with the Company or any of its affiliates, directors, officers or any associate of any such directors or officers.

     The purchase price of the assets was approximately $9.3 million. A portion of the purchase price shall be held back by the Company as a source of payment for any indemnification claims that may arise.

                  SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

     The financial statements of Quantiva for the periods specified in Rule 3-05(b) of Regulation S-X and an accountant's report provided pursuant to Rule 2-02 of Regulation S-X will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K must have been filed.

     (b)  Pro forma financial information.

     Pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K must have been filed.

     (c)  Exhibits.

2.1  Asset Purchase Agreement dated as of February 12, 2005

99.1 Press release dated April 14, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NETSCOUT SYSTEMS, INC.

April 20, 2005
                                  By: /s/ David P. Sommers
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                                      David P. Sommers
                                      Chief Financial Officer and
                                      Senior Vice President, General Operations

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                                  EXHIBIT INDEX

Exhibit No.     Description
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2.1             Asset Purchase Agreement dated as of February 12, 2005 between
                NetScout Systems, Inc. and Quantiva, Inc.

99.1 Press release announcing the completion of the acquisition by NetScout Systems, Inc. of substantially all of the assets of Quantiva, Inc., dated April 14, 2005

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